Summary Prospectus January 1, 2022 (as revised September 9, 2022)
American Century® Quality Diversified International ETF

Ticker: QINT	Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2022 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2021. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$40	$126	$219	$493

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended August 31, 2021, the fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the underlying index. The American Century Quality Diversified International Equity Index (Index) is a rules-based index maintained by American Century Investment Management, Inc. (the index provider).
The Index is designed to select securities with attractive quality, growth and valuation fundamentals. The universe of the Index is comprised of large- and mid-capitalization equity securities of global issuers outside of the United States. The Index focuses on securities of issuers from developed economies but also includes issuers from rising economies. To construct the Index, the index provider first screens the underlying universe, selecting securities with higher profitability, return on assets, return on equity, and gross margins while considering earnings, leverage and momentum. The index provider next determines a growth score and a value score for each selected security. The growth scores are based on sales, earnings, profitability, cash flows and momentum. The value scores are based on value, earnings yield, dividend yield, and cash flow metrics. The index provider categorizes securities into sub-portfolios based on country and attribute, and then weights securities in each sub-portfolio based on combined growth and value scores. Though component securities of the Index may change from time to time, the index typically consists of 300–500 securities and, as of September 9, 2022, the market capitalization range of the Index was approximately $5.0 billion and larger.
For purposes of investing at least 80% of its assets in securities included in the Index, the fund may invest in depositary receipts representing securities included in the Index or securities representing depositary receipts included in the Index.
The Index and the fund are rebalanced monthly and reconstituted quarterly.
The fund may use a “representative sampling” strategy with respect to its Index instead of a replication strategy. For example, the fund may use such strategy when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index or, in certain instances, when a component security becomes temporarily illiquid, unavailable or less liquid. To the extent the fund uses representative sampling, the advisor invests in what it believes to be a representative sample of the component securities in the Index using quantitative analytical procedures to give the fund’s portfolio an investment profile similar to that of its Index. The fund also may realize savings in transaction costs or other efficiencies by investing up to 20% of its assets in securities or instruments not included in the Index but which the advisor believes will help the fund track the Index.
In addition, the fund may use futures contracts to invest cash balances, simulate investments in the Index, facilitate trading or minimize transaction costs. The portfolio managers may also use futures contracts to seek to reduce the fund’s tracking error relative to the Index.
The fund may concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to the extent that the Index is concentrated.
If the Index has high portfolio turnover, the fund may also have high portfolio turnover. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

Principal Risks
•Foreign Securities Risk — Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Index-Related Risk — Unlike many investment companies, the fund is not actively managed, and the portfolio managers do not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the portfolio managers generally will not buy or sell securities unless they are added or removed from the Index, even if a security is underperforming. There is no assurance that the Index will be determined, composed or calculated accurately. While the index provider provides descriptions of what the Index is designed to achieve, the index provider does not guarantee the quality, accuracy or completeness of data in respect of its indices and does not guarantee that the Index will be in line with the described index methodology. Gains, losses or costs to the fund caused by errors in the Index may therefore be borne by the fund and its shareholders.
•Geographic Risk — The fund will be subject to the risks of volatile economic cycles and/or conditions and developments that may be particular to a country or region in which it invests, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
•Single Country Risk — If a particular country or region comprises a large percentage of the fund’s Index, the fund will likely invest a significant portion of assets in that country or region. Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.
•Emerging Market Risk — Investing in emerging market countries generally is riskier than investing in foreign developed countries. Emerging market countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the PCAOB with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.
•Market Risk — The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•Equity Securities Risk — The value of equity securities, may fluctuate due to changes in investor perception of a specific issuer, changes in the general condition of the stock market, or occurrences of political or economic events that affect equity issuers and the market. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
•Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•Rebalance Risk — The fund rebalances its portfolio in accordance with the Index’s rebalance schedule. Accordingly, any change to this schedule will result in corresponding changes to the fund’s rebalance schedule.
•Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the fund nor American Century Investment Management, Inc. (the advisor) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
•Style Risk — There can be no assurance that the investment factor stock selection process and screens of the Index will enhance performance. Exposure to certain investment factors and use of screens may detract from performance in some market environments, perhaps for extended periods.
•Currency Risk — The fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Valuation Risk — The sale price the fund receives for a security may differ from the fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Non-U.S. exchanges may be open on days when the fund does not price its shares, thus the value of securities in the fund’s portfolio may change on days when investors are unable to purchase or sell the fund.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Mid-Capitalization Company Risk — Investments in medium-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
•Tracking Error Risk — Tracking error is the divergence of the fund’s performance from that of the Index. Tracking error may occur because of differences between the securities held in the fund’s portfolio and those included in the Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Index does not. In addition, any issues the fund encounters with regard to currency convertibility and repatriation may also increase Index tracking risk.
•High Portfolio Turnover Risk — High portfolio turnover (higher than 100% annually), may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities.
•Sampling Risk — To the extent the fund uses a representative sampling strategy, it may hold a smaller number of securities than are in the Index or it may hold securities that are not included in the Index. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund’s NAV than would be the case if all of the securities in the Index were held. The fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Index with the same weightings as the Index.
•Management Risk — To the extent the fund uses representative sampling, the strategy may fail to produce the intended results.
•Cash Transactions Risk — The fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees and taxes will be higher than if the fund sold and redeemed shares in-kind.
•Non-Correlation Risk — There is no guarantee that the fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the fund’s NAV may deviate from the Index if the fund fair values a portfolio security at a price other than the price used by the Index for that security.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in exchange-traded funds (ETFs) generally.
•Concentration Risk — To the extent the fund concentrates in a specific industry or a group of industries, it may be subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
•Derivatives Risk — The use of derivative instruments such as futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. In addition, derivatives can create economic leverage in the fund’s portfolio, which may result in significant volatility and cause the fund to participate in losses (as well as gains) in an amount that exceeds the fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancenturyetfs.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 21.25% Lowest Performance Quarter (1Q 2020): -21.54%
As of September 30, 2021, the most recent calendar quarter end, the fund’s year-to-date return was 4.77%.

Average Annual Total Returns For the calendar year ended December 31, 2020	1 year	Since Inception	Inception Date
American Century Quality Diversified International ETF Shares
Return Before Taxes	17.57%	10.67%	09/10/2018
Return After Taxes on Distributions	17.24%	10.27%	09/10/2018
Return After Taxes on Distributions and Sale of Fund Shares	10.84%	8.25%	09/10/2018
American Century Quality Diversified International Equity Index[1] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	_________
Alpha Vee American Century Diversified International Equity Index[1] (reflects no deduction for fees, expenses or taxes)	18.59%	11.46%	09/10/2018
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	7.59%	7.86%	09/10/2018
1    Effective September 9, 2022, the fund’s Index changed from the Alpha Vee American Century Diversified International Equity Index to the American Century Quality Diversified International Equity Index. The inception date of the Alpha Vee American Century Diversified International Equity Index was March 23, 2022.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Rene P. Casis, Vice President and Head of ETF Portfolio Management, has been a member of the team that manages the fund since 2018.
Will Enderle, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022.
Paul Jo, CFA, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022.

Purchase and Sale of Fund Shares
The fund is an ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.

Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2022 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-94330   2209